UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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NMT Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NMT MEDICAL, INC.

27 Wormwood Street

Boston, Massachusetts 02210-1625

Notice of 2006 Annual Meeting of Stockholders

To Be Held on Thursday, June 15, 2006

The 2006 Annual Meeting of Stockholders of NMT Medical, Inc. (the “Company”) will be held at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Thursday, June 15, 2006 at 1:00 p.m., local time, to consider and act upon the following matters:

1.	To elect six members of the Board of Directors, each to serve for a term expiring at the next Annual Meeting of Stockholders;

2.	To approve an amendment to the 2001 Stock Incentive Plan, as previously amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,100,000 shares to 1,500,000 shares;

3.	To approve an amendment to the 2001 Employee Stock Purchase Plan, as previously amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 275,000 shares to 425,000 shares;

4.	To approve an amendment to the 1996 Stock Option Plan for Non-Employee Directors, as previously amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 325,000 shares to 575,000 shares;

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 26, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Richard E. Davis, Secretary

Boston, Massachusetts

April 27, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

NMT MEDICAL, INC.

27 Wormwood Street

Boston, Massachusetts 02210-1625

Proxy Statement for the

2006 Annual Meeting of Stockholders

To Be Held on June 15, 2006

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NMT Medical, Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders to be held at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Thursday, June 15, 2006 at 1:00 p.m., local time, and at any adjournment of that meeting (the “Annual Meeting”). All proxies will be voted in accordance with the stockholders’ instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying notice of meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

At the close of business on April 26, 2006, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 12,716,104 shares of common stock of the Company, par value $.001 per share (the “Common Stock”), constituting all of the outstanding voting stock of the Company. Each share of Common Stock entitles the record holder to one vote on each of the matters to be voted upon at the Annual Meeting.

The Company’s Annual Report for the year ended December 31, 2005 is being mailed to stockholders with the mailing of this notice and proxy statement and the enclosed proxy on or about May 15, 2006.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Commission”), will be furnished without charge to any stockholder upon written request to the Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625.

How to Vote Your Shares

You may vote your shares at the Annual Meeting in person, by proxy, over the Internet, or by telephone:

•	To vote in person, you must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting.

•	To vote by proxy, you must mark, sign and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the proxy card before the Annual Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Annual Meeting in the manner you specify in the proxy card. If you complete the proxy card but do not provide voting instructions, then the designated persons will vote your shares FOR the election of the nominated directors, FOR the amendment to our 2001 Stock Incentive Plan, FOR the amendment to our 2001 Employee Stock Purchase Plan, FOR the amendment to our 1996 Stock Option Plan for Non-Employee Directors and FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006.

•	To vote over the Internet, if you have Internet access, you may vote your shares from any location in the world by following the “Vote-by-Internet” instructions set forth on the enclosed proxy card.

•	To vote by telephone, you may vote your shares by following the “Vote-by-Telephone” instructions set forth on the enclosed proxy card.

Proposals

The proposals being presented for stockholder action are set forth on the proxy card accompanying this proxy statement and are discussed in detail on the following pages. Shares you maintain voting power over that are represented by proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the attached proxy card (whether executed by you or through Internet or telephonic voting).

The first proposal is to elect six directors, each to serve for a term expiring at the 2007 Annual Meeting of Stockholders. You may grant or withhold authority to vote your shares to elect all six nominees by marking the appropriate box on the proxy card. Should you desire to withhold authority to vote for one or more nominees, please identify the exceptions as instructed on the proxy card. Your shares will be voted as you indicate on the proxy card (whether executed by you or through Internet or telephonic voting). If you sign and return your proxy card and make no indication on the proxy card concerning this item, your shares will be voted “FOR” electing all six nominees named in this proxy statement.

The second proposal is to amend the Company’s 2001 Stock Incentive Plan, as previously amended, to increase the number of shares of the Company’s Common Stock authorized for issuance thereunder from 1,100,000 shares to 1,500,000 shares. You are provided the opportunity on the proxy card to vote for or against this proposal or to abstain from voting with respect to this proposal. Your shares will be voted as you indicate on the proxy card (whether executed by you or through Internet or telephonic voting). If you sign and return your proxy card and make no indication on the proxy card concerning this proposal, your shares will be voted “FOR” the second proposal.

The third proposal is to amend the Company’s 2001 Employee Stock Purchase Plan, as previously amended, to increase the number of shares of the Company’s Common Stock authorized for issuance thereunder from 275,000 shares to 425,000 shares. You are provided the opportunity on the proxy card to vote for or against this proposal or to abstain from voting with respect to this proposal. Your shares will be voted as you indicate on the proxy card (whether executed by you or through Internet or telephonic voting). If you sign and return your proxy card and make no indication on the proxy card concerning this proposal, your shares will be voted “FOR” the third proposal.

The fourth proposal is to amend the Company’s 1996 Stock Option Plan for Non-Employee Directors, as previously amended, to increase the number of shares of the Company’s Common Stock authorized for issuance thereunder from 325,000 shares to 575,000 shares. You are provided the opportunity on the proxy card to vote for or against this proposal or to abstain from voting with respect to this proposal. Your shares will be voted as you indicate on the proxy card (whether executed by you or through Internet or telephonic voting). If you sign and return your proxy card and make no indication on the proxy card concerning this proposal, your shares will be voted “FOR” the fourth proposal.

The fifth proposal is to ratify the selection of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the current fiscal year. You are provided the opportunity on the proxy card to vote for or against this proposal or to abstain from voting with respect to this proposal. Your shares will be voted as you indicate on the proxy card (whether executed by you or through Internet or telephonic voting). If you sign and return your proxy card and make no indication on the proxy card concerning this proposal, your shares will be voted “FOR” the fifth proposal.

Votes Required

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present at the Annual Meeting or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to (i) approve the proposed amendment to the Company’s 2001 Stock Incentive Plan, as previously amended, (ii) approve the proposed amendment to the Company’s 2001 Employee Stock Purchase Plan, as previously amended, (iii) approve the proposed amendment to the Company’s 1996 Stock Option Plan for Non-Employee Directors, as previously amended, and (iv) ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the current year.

Shares which abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting or votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect with respect to the voting on any of these proposals.

Stock Ownership of Certain Beneficial Owners and Management

Except as noted below, the following table sets forth certain information as of February 28, 2006 with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation” below; and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock(3)
FMR Corp. and affiliates(4) 82 Devonshire Street Boston, MA 02109	1,229,270	9.7%

Federated Investors, Inc.(5) Federated Investors Tower 5800 Corporate Drive Pittsburgh, PA 15222-3779	1,121,400	8.9%

MedCap Management & Research LLC(6) 500 Third Street, Suite 535 San Francisco, CA 94107	874,492	6.9%

Pequot Capital Management, Inc.(7) 500 Nyala Farm Road Westport, CT 06880	730,600	5.8%

John E. Ahern(8)	454,154	3.5%

Richard E. Davis(9)	209,652	1.6%

Francis J. Martin(10) 6 Sawyer Road Wellesley Hills, MA 02481	49,500	*

Harry A. Schult(11) 125 Benefit Street Providence, RI 02903	48,400	*

Cheryl L. Clarkson(12) 251 Washington Street Wellesley Hills, MA 02481	47,250	*

Daniel F. Hanley, M.D.(13) c/o The Johns Hopkins Medical Institutions Director, Department of Neurology Division of Brain Injury Outcomes 600 N. Wolfe Street Jefferson 1-109 Baltimore MD 21287-7840	32,944	*

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock(3)

James E. Lock, M.D.(14) c/o Children’s Hospital 300 Longwood Avenue Boston, MA 02115	17,600	*

All current directors and executive officers of the Company as a group (7 persons)(15)	859,500	6.5%

*	Less than 1%
(1)	Except as otherwise indicated, the address of each beneficial owner is c/o NMT Medical, Inc., 27 Wormwood Street, Boston, MA 02210-1625.
(2)	The number of shares of Common Stock beneficially owned by each holder named above is determined under the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the holder has sole or shared voting power or investment power and any shares which the holder has the right to acquire within 60 days after February 28, 2006 through the exercise of any stock option or other right. Unless otherwise indicated, each holder has sole investment and voting power (or shares such power with an affiliate) with respect to the shares set forth in the table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
(3)	The number of shares deemed outstanding for the purpose of calculating these percentages consists of the 12,621,946 shares of Common Stock outstanding on February 28, 2006 plus any shares of Common Stock issuable to the holder in question within 60 days after February 28, 2006 upon exercise of stock options or any other rights.
(4)	This information is derived from a Schedule 13G filed by FMR Corp. with the Commission on February 14, 2006.
(5)	This information is derived from an Amendment to a Schedule 13G filed by Federated Investors, Inc. with the Commission on February 14, 2006. Federated Investors, Inc. (the “Parent”) is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own shares of Common Stock in the Company (the “Reported Securities”). The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of the Parent. All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Trustees have joined in filing the Amendment to the Schedule 13G because of the collective voting control that they exercise over the Parent. The Parent, the Trust, and each of the Trustees declare that this information should not be construed as an admission that they are the beneficial owners of the Reported Securities, and the Parent, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the Reported Securities.
(6)

This information is derived from an Amendment to a Schedule 13G filed by MedCap Management & Research LLC (“MMR”) with the Commission on February 14, 2006. MMR, as investment manager for certain accounts in which the securities (the “MMR Securities”) are held, has been granted the authority to dispose of and vote the MMR Securities. Each entity that owns an account has the right to receive or the power to direct the receipt of, dividend from, or the proceeds from the sale of, the MMR Securities held in the account. Neither the filing of the Schedule 13G nor any of its contents shall be deemed to constitute an admission that either MMR or C. Fred Toney, MMR’s Managing Member, is, for any purpose, the beneficial owner of any of the MMR Securities, and MMR and Mr. Toney disclaim beneficial ownership as to the MMR Securities, except to the extent of their respective pecuniary interests therein. Under the definition of “beneficial ownership” in Rule 13d-3 under the Securities Exchange Act of 1934, it is also possible that the individual general partners, directors, executive officers, and members of the foregoing entities might be deemed the “beneficial owners” of some or all of the MMR Securities insofar as they might be deemed to share the power to direct the voting or disposition of such securities. Neither the filing of the Schedule 13G nor any of its contents shall be deemed to constitute an admission that any of such individuals is, for any purpose, the beneficial owner of any of the MMR Securities, and such beneficial ownership is expressly disclaimed.

(7)	This information is derived from a Schedule 13G filed by Pequot Capital Management, Inc. with the Commission on February 14, 2006.
(8)	Includes 343,789 shares of Common Stock issuable to Mr. Ahern within 60 days after February 28, 2006 upon exercise of stock options and 18,000 shares of Common Stock held by Charles Schwab FBO John E. Ahern.
(9)	Includes 140,895 shares of Common Stock issuable to Mr. Davis within 60 days after February 28, 2006 upon exercise of stock options.
(10)	Includes 500 shares of Common Stock held by Mr. Martin’s wife, for which Mr. Martin disclaims beneficial ownership. Also includes 47,000 shares of Common Stock issuable to Mr. Martin within 60 days after February 28, 2006 upon exercise of stock options.
(11)	Includes 27,000 shares of Common Stock issuable to Mr. Schult within 60 days after February 28, 2006 upon exercise of stock options.
(12)	Includes 45,000 shares of Common Stock issuable to Ms. Clarkson within 60 days after February 28, 2006 upon exercise of stock options.
(13)	Includes 31,444 shares of Common Stock issuable to Dr. Hanley within 60 days after February 28, 2006 upon exercise of stock options.
(14)	Consists of 17,600 shares of Common Stock issuable to Dr. Lock within 60 days after February 28, 2006 upon exercise of stock options.
(15)	Includes an aggregate of 652,728 shares of Common Stock issuable to all current directors and executive officers as a group within 60 days after February 28, 2006 upon exercise of stock options.

PROPOSAL 1—ELECTION OF DIRECTORS

The persons named in the enclosed proxy will vote to elect as directors the six nominees listed below, each to serve for a term expiring at the 2007 Annual Meeting of Stockholders, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect (whether the proxy is executed by you or through Internet or telephonic voting). All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board.

Nominees

Set forth below for each director and nominee is the name and age, position(s) with the Company, principal occupation and business experience during the past five years, and, where applicable, the year of his or her first election as a director of the Company:

John E. Ahern, age 61, has served as President, Chief Executive Officer and Chairman of the Company since September 2000. Prior to joining the Company, Mr. Ahern was Vice President, Emerging Technology Investment Group at C.R. Bard, Inc. (“Bard”), a leading medical technology company, where he was responsible for identifying, investing in and managing early-stage medical technologies and companies. In his 13 years with Bard, Mr. Ahern also held the senior marketing and strategic planning positions in three of Bard’s cardiovascular divisions. Mr. Ahern’s more than 35 years of medical device industry experience also includes Vice President of Worldwide Sales and Marketing at Intra-Sonix, Inc., an early stage development company focused on minimally invasive surgery, Area Manager for the Middle East and North Africa at Abbott Laboratories, a leading health care company, and various sales and marketing positions at Becton Dickinson & Co., a major medical technology company. Mr. Ahern is inventor on five U.S. patents in the field of tissue engineering and cardiac regeneration. He is also a member of the American Heart Association Council on Stroke, and Council on Arteriosclerosis, Thrombosis and Vascular Biology, as well as a member of the Board of Directors of Corindus Ltd., a privately-held medical technology company.

Cheryl L. Clarkson, age 53, was elected a director of the Company in January 2001. Ms. Clarkson is the founder, Chief Executive Officer and a director of SkinHealth, Inc., a physician-based cosmetic dermatology company that operates SkinHealth Centers throughout eastern New England. Ms. Clarkson is also a director for SkinHealth Newbury, LLC, a privately-held company. Ms. Clarkson has previously served as the acting Chief Executive Officer and the Chief Operating Officer of Peer Review Analysis, Inc., a publicly-traded health care adjudication and utilization review company, the President of ABIODENT, Inc., Danvers, Massachusetts, a dental device company, and the President of Beaver Steriseal, Inc., an ophthalmic surgical device company. Ms. Clarkson has also been the Vice President of Sales and Marketing for Rudolph Beaver, Inc., and spent ten years with American Hospital Supply Corporation in various management positions. She holds a Masters degree from the Sloan School of Management at M.I.T., where she was selected as a Sloan fellow. Ms. Clarkson serves as an overseer for a large teaching hospital.

Daniel F. Hanley, M.D., age 57, was elected a director of the Company in May 2003. Since 1996, Dr. Hanley has been a Professor of Neurology, Neurosurgery and Anesthesia/Critical Medicine at Johns Hopkins Medical Institutions. Since 1999, Dr. Hanley has also been Professor, School of Nursing; he is the Jeffrey and Harriett Legum Chair of Acute Care Neurology and Director of Brain Injury Outcomes Program at Johns Hopkins Medical Institutions. Dr. Hanley is a graduate of Williams College and Cornell University Medical

College and has board certification in internal medicine, neurology and psychiatry. Dr. Hanley is a leading expert on multiple types of brain injury and has received more than 40 clinical and basic research grants, predominately from the National Institute of Health and the FDA Orphan drugs program. He has published more than 150 articles in peer-reviewed journals, has received the Alexander Humboldt International Research Prize for his accomplishments in brain injury research and has extensive clinical trials experience in that field. His trainees are directors of over 20 brain intensive care units across the United States. Dr. Hanley is the Vice Chairman of the board of directors of the National Stroke Association and has developed nationally recognized education and training programs for that organization. He has significant business experience in the areas of clinical trials design, organization and interpretation; drug development, device development and regulatory compliance.

James E. Lock, M.D., age 56, was elected a director of the Company in August 2000. Since March 2002, Dr. Lock has been Physician-in-Chief at Children’s Hospital Boston, and since October 1993, he has been Chairman of the Department of Cardiology at Children’s Hospital Boston and the Alexander S. Nadas Professor of Pediatrics at Harvard Medical School. Dr. Lock attended medical school at Stanford University and pursued his pediatric residency and cardiology fellowship at the University of Minnesota. Thereafter, he trained in cardiovascular physiology for two years at the University of Toronto, Hospital for Sick Children. In September 1999, a device invented by Dr. Lock and licensed to the Company became the first septal occlusion device to receive United States Food and Drug Administration approvals under the Humanitarian Device Exemption regulations for use inside the human heart in the United States. During his career, Dr. Lock has trained numerous academic physicians in cardiopulmonary physiology, experimental interventional cardiology, and clinical interventional cardiology. The earliest trainees are now becoming directors of pediatric cardiology divisions, cardiac catheterization laboratories, and intensive care units. Dr. Lock is an inventor on seven U.S. patents and serves as a trustee of Childrens Hospital Boston and the Childrens Hospital trust. He is also the president of the Boston Children’s Heart Foundation and is the president of the Aldo Castanda Foundation.

Francis J. Martin, age 69, was elected a director of the Company in February 2001. Since October 2005, Mr. Martin has been Executive Chairman of Cappella Inc. From March 2005 to October 2005, Mr. Martin was an independent consultant and advisor to global venture capital firms, corporations and entrepreneurs in the medical technology industry. From October 2000 to March 2005, Mr. Martin was the Chairman and Chief Executive Officer of Florence Medical LTD, which developed and marketed vascular blood flow software and hardware systems used to assist the interventional cardiologist in the diagnosis and treatment of vascular disease. From June 1993 to June 2000, he was founder, Chairman and Chief Executive Officer of CorMedica Corporation, a private, independent developer and manufacturer of catheter-based navigation systems for use in percutaneous cardiovascular applications. He has an extensive background in the medical device industry, having co-founded and managed Advanced Biomedical Instruments from 1979 to 1986 and PLC Systems from 1987 to 1993. Prior to that, Mr. Martin was with Becton Dickinson & Co. and Abbott Laboratories, where he held senior management positions, domestically and internationally, in marketing, sales and business development. Mr. Martin is a board member of Cappella Inc., CytoDome Inc. and Corindus Ltd., each a privately-held medical device company.

Harry A. Schult, age 66, was elected a director of the Company in May 2002. Since August 2005, Mr. Schult has been Vice President, Enterprise Risk Management of TeleAtlas NV. From January 2005 to August 2005, Mr. Schult was an independent consultant and advisor to various firms and corporations. From September 2001 until December 2004, Mr. Schult was the Chief Financial Officer and Treasurer of Watch Hill Partners, Inc., a customer relationship management consultancy company. From October 1999 through August 2001, Mr. Schult was Vice President—Corporate Development of Mirus Information Technology Services, Inc.,

an application service provider. From 1992 to 1999, Mr. Schult performed independent consultant services for various companies, including acting as a part-time chief financial officer of CorMedica Corporation, a private, independent developer and manufacturer of catheter-based navigation systems for use in percutaneous cardiovascular applications, and also as an interim chief financial officer for The Paragon Gifts Holdings Inc., a retail catalog company. Mr. Schult has over 27 years of senior level experience in the public accounting profession at Ernst & Young, where he was Managing Partner of its Providence, Rhode Island office for eleven years and worked in its Paris, France office for five years. Mr. Schult is a certified public accountant. Mr. Schult holds an A.B. in Economics from Williams College and a M.B.A. in Finance from Stanford Graduate School of Business. Mr. Schult is a board member of Kenney Manufacturing Company, a privately-held company.

There are no family relationships among any of the executive officers and director nominees of the Company.

CORPORATE GOVERNANCE

The Board has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the corporate governance guidelines, committee charters and code of conduct described below are available on the Company’s website at www.nmtmedical.com. Alternatively, you can request a copy of any of these documents by writing to NMT Medical, Inc., c/o Secretary, 27 Wormwood Street, Boston, Massachusetts 02210-1625.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	the principal responsibility of the Board is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors meet at least twice a year in executive session;

•	the Board has full and free access to management and, as necessary and appropriate, independent advisors;

•	new members of the Board participate in an orientation program; and

•	at least annually, the Nominating and Corporate Governance Committee shall oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.

Board of Directors Meetings and Committees

The Board has responsibility for establishing broad corporate policies and reviewing the Company’s overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The Board reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It evaluates the performance of the Company and its senior executives, as well as the overall effectiveness of the Board and its Committees. Management keeps the directors informed of the Company’s activities through regular written reports and presentations at board and committee meetings.

The Company’s Corporate Governance Guidelines provide that directors are responsible for attending Board meetings, meetings of Committees on which they serve and the annual meeting of stockholders. The Board met eleven times during the fiscal year ended December 31, 2005 (“Fiscal 2005”), either in person or by teleconference. During Fiscal 2005, each director attended at least 75% of the aggregate of the number of Board meetings, and all directors attended at least 75% of the aggregate of the number of meetings held by all committees on which he or she then served. Three directors attended the 2005 Annual Meeting of Stockholders.

The Board has established three standing committees—Audit, Joint Compensation and Options, and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the “Corporate Governance” section of the “Investor Relations” section of Company’s website, www.nmtmedical.com.

The Board has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the NASDAQ Stock Market that are applicable to the Company, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee

The Audit Committee’s responsibilities include, but are not limited to:

•	appointing, evaluating, approving the compensation of, and assessing the independence of the Company’s independent registered public accounting firm;

•	overseeing the work of the Company’s independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s independent registered public accounting firm and management; and

•	preparing the audit committee report required by Commission rules (which is included on page 24 of this proxy statement).

The Board has determined that Harry A. Schult is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and is “independent” as defined in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Please see page 8 of this proxy statement for details with respect to Mr. Schult’s financial background.

From January 1, 2005 until March 10, 2005, the members of the Audit Committee were Harry A. Schult (Chair), R. John Fletcher and Francis J. Martin. Since March 10, 2005, the current members of the Audit Committee are Harry A. Schult (Chair), Cheryl L. Clarkson and Francis J. Martin. The Audit Committee met seven times during 2005.

Joint Compensation and Options Committee

The Joint Compensation and Options Committee’s responsibilities include, but are not limited to:

•	annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer’s compensation;

•	determining the Chief Executive Officer’s compensation;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of the Company’s Chief Financial Officer and any other executive officers who are covered by Rule 16a-1(f) of the Exchange Act;

•	overseeing and administering the Company’s cash and equity incentive plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

The current members of the Joint Compensation and Options Committee are Mr. Martin (Chair), Ms. Clarkson and Daniel F. Hanley, M.D. The Joint Compensation and Options Committee met five times during 2005.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual evaluation of the Board.

From January 1, 2005 until November 2, 2005, the members of the Nominating and Corporate Governance Committee were Robert G. Brown (Chair), Messrs. Schult and Martin and Ms. Clarkson. Since November 2, 2005, the current members of the Nominating and Corporate Governance Committee are Messrs. Martin (Interim Chair) and Schult and Ms. Clarkson. The Nominating and Corporate Governance Committee met one time during 2005.

Code of Business Conduct and Ethics

The Company has adopted a written Code of Business Conduct and Ethics, which applies to all of its officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics, at no charge, to you if you submit a written request to the Company at the following address: NMT Medical, Inc., c/o Secretary, 27 Wormwood Street, Boston, Massachusetts 02210-1625. You can also access the Company’s Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” section of www.nmtmedical.com. In addition, the Company intends to post on its website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of its Code of Business Conduct and Ethics.

Board Determination of Independence

The Company’s Common Stock is listed on the NASDAQ Stock Market. Under applicable NASDAQ rules, a majority of the Board must be comprised of independent directors, and a director of the Company will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that none of Messrs. Martin and Schult, Ms. Clarkson and Dr. Hanley have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Nomination Process

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board. In addition, in connection with the acquisition by the Company of the CardioSEAL® Septal Occluder technology in 1996 from InnerVentions, Inc., the Company agreed to use its best efforts to nominate a designee of Fletcher Spaght, Inc. as a director of the Company, and certain of the Company’s stockholders agreed to vote their shares of Common Stock in favor of such designee.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all of the Company’s stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others.

If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company’s proxy card for the next annual meeting assuming the nominee consents to such inclusion.

Communicating with the Independent Directors

The Board will give appropriate attention to written or oral communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances, the Secretary of the Company shall forward promptly to each member of the Board any and all written or oral communications that are submitted by stockholders that he may receive.

Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625 or by telephone by calling (617) 737-0930. The Secretary will promptly forward all such communications to the Board.

Compensation Committee Interlocks and Insider Participation

The current members of the Joint Compensation and Options Committee are Mr. Martin (Chair), Ms. Clarkson and Daniel F. Hanley, M.D. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of the Joint Compensation and Options Committee of the Company during the year ended December 31, 2005.

Director Compensation

Each non-employee director of the Company not otherwise compensated by the Company receives a fee of $2,000 for attendance at each Board meeting, except for the Lead Director, who receives $2,500, $1,000 for attendance at each telephonic Board meeting, except for the Lead Director, who receives $1,250, $1,000 for attendance at each committee meeting, except for the Chair of such committee, who receives $1,500, and $500 for attendance at each telephonic committee meeting, except for Chair of such committee, who receives $750. In addition, each director also receives an annual retainer of $15,000 payable on January 1 of each year, except for the Lead Director, who receives $18,000. All directors receive reimbursement of travel expenses incurred in connection with their attendance at Board and committee meetings.

In 1996, the Board adopted, and the stockholders approved, the 1996 Stock Option Plan for Non-Employee Directors. On the effective date of the plan, each non-employee director of the Company who did not otherwise receive compensation from the Company received an option to purchase 10,000 shares of Common Stock. In 2001 and 2002, the Company’s stockholders voted to approve amendments to the 1996 Stock Option Plan for Non-Employee Directors (as amended, the “Director’s Plan”). The Director’s Plan provides for an option grant to purchase 20,000 shares of Common Stock to each new non-employee director upon his or her initial election to the Board. This option grant vests in equal monthly installments over a three-year period. In addition to this initial grant, immediately following each annual meeting of stockholders, each eligible director, other than any eligible director first elected to the Board within the 12 months immediately preceding and including such meeting, is granted an option to purchase 5,000 shares of Common Stock as of the date of such meeting. In addition, following each annual meeting of stockholders, each eligible director who served as a member of a committee of the Board during the preceding year is granted an additional option to purchase (i) 2,000 shares of Common Stock if such director served as chairperson of such committee or (ii) 1,000 shares of Common Stock if such director did not serve as chairperson of such committee.

On March 10, 2005, our Board adopted an amendment to our director compensation program relating to our Board’s Lead Director. Effective with our 2005 Annual Meeting of Stockholders and annually thereafter, our Lead Director is granted an additional option to acquire 2,000 shares of Common Stock, at an exercise price equal to the then fair market value of the Common Stock on the date of grant. The terms and conditions of this Lead Director grant will be substantially similar to our annual option grants made to our non-employee directors generally. The Lead Director grant will be in addition to any other option grant or other award that the Lead Director may otherwise be entitled to as a result of such director’s Board and committee membership and participation.

These annual option grants become fully vested six months after the date of grant. The exercise price of options granted under the Director’s Plan or under any other appropriate plan is equal to the fair market value of the Common Stock on the date of grant. In the event an optionee ceases to serve as a director, each option may be exercised by the optionee, for the portion then exercisable, at any time within one year after the optionee ceases to serve as a director of the Company.

The following table sets forth the aggregate number of shares of Common Stock underlying options granted under the Director’s Plan during 2005 to each of the Company’s non-employee directors:

Name of Non-Employee Director	Number of Shares of Common Stock Underlying Options
Cheryl L. Clarkson	10,000
Daniel F. Hanley, M.D.	6,000
James E. Lock, M.D.	5,000
Francis J. Martin	9,000
Harry A. Schult	8,000

Executive Officer Who Is Not a Director

Richard E. Davis, age 48, has served as the Company’s Vice President, Chief Financial Officer and Corporate Secretary since February 2001. From August 2000 to February 2001, Mr. Davis served as the Company’s Interim Chief Financial Officer through his employment with the consulting firm of Argus Management Corporation. From July 1998 to July 2000, Mr. Davis was Vice President and Chief Financial Officer of Q-Peak, Inc., a marketer and manufacturer of solid-state laser systems. Prior to July 1998, Mr. Davis was employed for ten years by TJX Companies, Inc., a worldwide off-price retailer of apparel and home fashions, in various senior financial management positions where he was responsible for business and strategic planning, cash flow and expense management and accounting and operational controls.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning the compensation for each of the last three years for the Company’s Chief Executive Officer and its other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in the year ended December 31, 2005 (collectively, the “Named Executives”).

	Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Number of Securities Underlying Stock Options (#)(2)		All Other Compensation ($)
John E. Ahern President and Chief Executive Officer	2005 2004 2003	$350,000 350,000 350,000		$150,000 52,500 90,000	25,000 — —	(3)	$5,883 — —	(4)

Richard E. Davis Vice President and Chief Financial Officer	2005 2004 2003	$297,577 276,250 246,875	(5) (8) (10)	$100,000 75,000 91,000	19,000 18,000 20,000	(6) (9) (11)	$5,883 — —	(7)

(1)	In accordance with the rules of the Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent of the total of annual salary and bonus for the Named Executive in question for the fiscal year.
(2)	The Company has never granted any stock appreciation rights.
(3)	Consists of an option to purchase 12,500 shares of Common Stock at an exercise price of $10.05 per share and an option to purchase 12,500 shares of Common Stock at an exercise price of $7.80 per share.
(4)	Represents a one-time matching contribution made pursuant to the Company’s 401(k) plan.
(5)	Reflects a base salary of $280,000 per year for the period January 1, 2005 through February 13, 2005, and $300,000 for the period February 14, 2005 through December 31, 2005. See “Employment and Severance Agreements.”
(6)	Consists of an option to purchase 19,000 shares of Common Stock at an exercise price of $16.34 per share.
(7)	Represents a one-time matching contribution made pursuant to the Company’s 401(k) plan.
(8)	Reflects a base salary of $250,000 per year for the period January 1, 2004 through February 13, 2004, and $280,000 for the period February 14, 2004 through December 31, 2004. See “Employment and Severance Agreements.”
(9)	Consists of an option to purchase 18,000 shares of Common Stock at an exercise price of $3.50 per share.
(10)	Reflects a base salary of $225,000 per year for the period January 1, 2003 through February 13, 2003, and $250,000 for the period February 14, 2003 through December 31, 2003. See “Employment and Severance Agreements.”
(11)	Consists of an option to purchase 20,000 shares of Common Stock at an exercise price of $4.19 per share.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of stock options made during the year ended December 31, 2005 to each of the Named Executives.

Individual Grants
Name	Number of Securities Underlying Options Granted(#)		Percentage of Total Options Granted to Employees in Fiscal Year (%)		Exercise or Base Price per Share ($/share)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
							5%($)	10%($)
John E. Ahern	12,500 12,500		3.93 3.93	% %	$7.80 10.05	5/15/2015 7/6/2015	$61,317 79,005	$155,390 200,214

Richard E. Davis	19,000	(3)	5.97%		16.34	11/17/2015	195,247	494,793

(1)	The exercise price is equal to the fair market value of the Company’s Common Stock on the date of grant.
(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the 10-year option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holder’s continued employment through the option period and the date on which the options are exercised.
(3)	These shares were fully vested on the date of grant.

Aggregated Option Exercises in Last Fiscal

Year and Fiscal Year-End Option Values

The following table sets forth, for each Named Executive, the number of shares of Common Stock acquired upon exercise of options during the year ended December 31, 2005, the aggregate dollar value realized upon such exercise and the number and value of unexercised options held by each Named Executive on December 31, 2005.

Name	Number of Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at December 31, 2005(#)		Value of Unexercised In-the-Money Options at December 31, 2005 ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Ahern(3)	—	—	323,266	64,795	$3,798,048	$695,645
Richard E. Davis(4)	—	—	130,062	37,667	1,219,130	427,503

(1)	Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, multiplied by the number of shares acquired on exercise.
(2)	Represents the excess, if any, of the last reported sale price per share of the Common Stock on December 30, 2005, the last day of trading prior to the year end ($16.05 per share), as reported on The NASDAQ National Market, over the option exercise price, multiplied by the number of shares underlying the options.
(3)	Exercisable consists of options to purchase 69,937 shares at an exercise price of $2.156 per share, 1,302 shares at an exercise price of $1.31 per share, 1,823 shares at an exercise price of $2.07 per share, 50,000 shares at an exercise price of $5.03 per share, 47,916 shares at an exercise price of $7.07 per share, 46,874 shares at an exercise price of $6.60 per share, 56,249 shares at an exercise price of $3.03 per share, 46,041 shares at an exercise price of $2.97 per share, 1,822 shares at an exercise price of $7.80 per share, and 1,302 shares at an exercise price of $10.05 per share. Unexercisable consists of options to purchase 2,084 shares at an exercise price of $7.07 per share, 3,126 shares at an exercise price of $6.60 per share, 18,750 shares at an exercise price of $3.03 per share, 18,959 shares at an exercise price of $2.97 per share, 10,678 shares at an exercise price of $7.80 per share and 11,198 shares at an exercise price of $10.05 per share.
(4)	Exercisable consists of options to purchase 8,854 shares at an exercise price of $1.25 per share, 1,875 shares at an exercise price of $1.76 per share, 30,000 shares at an exercise price of $5.03 per share, 22,500 shares at an exercise price of $6.60 per share, 33,333 shares at an exercise price of $5.76 per share, 10,000 shares at an exercise price of $4.19 per share, 4,500 shares at an exercise price of $3.50 per share and 19,000 shares at an exercise price of $16.34 per share. Unexercisable consists of options to purchase 7,500 shares at an exercise price of $6.60 per share, 6,667 shares at an exercise price of $5.76 per share, 10,000 shares at an exercise price of $4.19 per share and 13,500 shares at an exercise price of $3.50 per share.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,714,509	$6.08	328,582

Equity compensation plans not approved by security holders	25,000	10.50	—

Total	1,739,509	$6.14	328,582

Set forth below is a summary of the warrants and nonqualified options to purchase shares of the Company’s Common Stock granted by the Company to various officers, directors, employees and consultants without stockholder approval.

In February 1998, the Company granted an option to purchase 25,000 shares to Dr. Morris Simon, a former director of the Company. The exercise price of the option is $10.50 per share. The option vests upon the completion of certain milestones and expires on February 13, 2008.

Employment and Severance Agreements

The Company entered into an employment agreement, dated as of September 21, 2000, with John E. Ahern, the Company’s President, Chief Executive Officer and Chairman of the Board, providing for a term of employment commencing on September 21, 2000 and ending on December 31, 2002. The Company subsequently entered into an amended and restated employment agreement, dated as of December 31, 2002, with Mr. Ahern, providing for a term of employment commencing on December 31, 2002 and ending on December 31, 2005. On December 13, 2005, the Company entered into a second amended and restated employment agreement with Mr. Ahern, providing for a term of employment commencing on January 1, 2006 and ending on December 31, 2007. Under the second amended and restated employment agreement, Mr. Ahern receives a salary of $400,000 per year. In the event that Mr. Ahern is involuntarily terminated from the Company without cause, he will be entitled to receive his base salary for a period of twelve months from the termination date.

Upon the execution of the original employment agreement, the Company granted Mr. Ahern a stock option to purchase an aggregate of 150,000 shares of the Company’s Common Stock at an exercise price of $2.156 per share. Upon the execution of the amended and restated employment agreement, the Company granted Mr. Ahern a stock option to purchase an aggregate of 75,000 shares of the Company’s Common Stock at an exercise price of $3.03 per share. Under the second amended and restated employment agreement, during each of fiscal years 2006 and 2007, Mr. Ahern will be entitled to one or more grants of a stock option to purchase up to an aggregate of 100,000 shares of the Company’s Common Stock for each of such fiscal years upon the satisfaction of certain objectives set forth in such agreement. These option grants will, to the maximum extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), constitute incentive stock options.

The option grants will vest in 48 equal monthly installments on each monthly anniversary of the date of the grant. Under the second amended and restated employment agreement, the options granted thereunder become immediately exercisable upon a change of control of the Company.

In order to reward Mr. Ahern if there were a liquidity event for the Company’s stockholders, the second amended and restated employment agreement also provides for a cash payment to Mr. Ahern in the event of a change of control of the Company, as defined therein. Such cash payment is equal to a percentage ranging from 1% to 4.2% of the total deal consideration paid by an acquirer in a transaction constituting a change of control of the Company. The percentage paid to Mr. Ahern will vary based on the amount of the total deal consideration.

Mr. Ahern is also entitled to receive certain performance-based bonuses relating to profit and other performance goals. Pursuant to the second amended and restated employment agreement, Mr. Ahern is entitled to receive an annual cash bonus of up to $150,000. For the year ended December 31, 2005, Mr. Ahern received a cash bonus of $150,000. Mr. Ahern has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

The Company entered into an employment agreement, dated as of February 14, 2001, with Richard E. Davis, the Company’s Vice President and Chief Financial Officer, for a term of three years. The Company subsequently entered into an amendment to this employment agreement, dated as of April 28, 2003, pursuant to which, among other things, the term of the employment agreement was extended for an additional year. Pursuant to the original employment agreement, Mr. Davis received a salary of $190,000 per year, which was increased to $225,000 effective as of February 14, 2002 and further increased to $250,000 effective as of February 14, 2003, in each case by Mr. Ahern pursuant to discretion granted to Mr. Ahern under such agreement. On March 11, 2004, the Board adopted a charter for the Joint Compensation and Options Committee, pursuant to which compensation for Mr. Davis will be determined by this Committee. On May 20, 2004, the Company entered into an amended and restated employment agreement with Mr. Davis, pursuant to which, among other things, the term of the employment agreement was extended through December 31, 2006 and his annual salary was increased to $280,000 effective as of February 14, 2004 and further increased to $300,000 effective as of February 14, 2005. The Joint Compensation and Options Committee will review and approve, or make a recommendation to the Board regarding Mr. Davis’ salary at least on an annual basis on February 14 of each year of his employment. In the event that Mr. Davis is involuntarily terminated from the Company without cause, he will be entitled to receive his annual bonus for the fiscal year in which the termination is effected as if he had served throughout such fiscal year and satisfied the goals set forth in the incentive plan established for him by the Joint Compensation and Options Committee and his base salary for a period of twelve months from the termination date.

Upon execution of the original agreement, the Company granted Mr. Davis a stock option to purchase an aggregate of 85,000 shares of the Company’s Common Stock at an exercise price of $1.25 per share. This option grant will, to the maximum extent permissible under Section 422 of the Code, constitute incentive stock options. The option grant vests in 48 equal monthly installments on each monthly anniversary of the date of such option grant. In connection with the amended and restated employment agreement, if Mr. Davis is terminated from the Company without cause or in the event of a change of control of the Company, the option shall become immediately exercisable.

In order to reward Mr. Davis if there were a liquidity event for the Company’s stockholders, the amended and restated employment agreement also provides for a cash payment to Mr. Davis in the event of a change of control of the Company, as defined in the amended and restated employment agreement. Such cash payment is equal to a percentage ranging from 0.25% to 0.875% of the total deal consideration paid by an acquirer in a transaction constituting a change of control of the Company. The percentage paid to Mr. Davis will vary based on the amount of the total deal consideration.

In addition, Mr. Davis is entitled to receive an annual bonus provided that he has satisfied certain financial and performance goals and that the Company has achieved an agreed upon profit margin. For the year ended December 31, 2005, Mr. Davis received a cash bonus of $100,000. Mr. Davis has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

Certain Transactions

In connection with sales of the Company’s CardioSEAL® and STARFlex® implant devices and pursuant to the terms of a license agreement with Children’s Medical Center Corporation (“CMCC”), the Company paid an aggregate of $1,761,235 in royalties to CMCC during 2005. James E. Lock, M.D., a member of the Board and an affiliate of CMCC, received approximately $440,000 of these royalty payments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the outstanding shares of Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon a review of reports submitted, and representations made, to the Company, the Company believes that during 2005 its executive officers, directors and holders of more than 10% of the outstanding shares of Common Stock timely complied with all Section 16(a) filing requirements.

Report of the Joint Compensation and Options Committee

The Joint Compensation and Options Committee of the Board has furnished the following report on executive compensation.

The Joint Compensation and Options Committee, which currently consists of Mr. Martin (Chair), Ms. Clarkson and Dr. Hanley, reviews, recommends and determines the annual bonus, stock options and other long-term incentives and benefits programs of the executive officers and reviews new executive compensation programs and establishes and periodically reviews policies for the administration of executive compensation programs. In addition, the Joint Compensation and Options Committee establishes and periodically reviews policies in the area of management perquisites and makes stock option grants to employees of the Company as recommended by the Chief Executive Officer of the Company, within the parameters of the established plans.

The Company’s executive compensation program is designed to maximize the performance of the Company’s executive officers and, thereby, maximize the Company’s achievement of its business goals and improve stockholder returns. Executive compensation consists of a combination of base salary, annual cash bonuses and merit-based stock incentives. The Joint Compensation and Options Committee considers merit-based stock incentives to be a critical component of an executive’s compensation package for purposes of helping to align that executive’s interests with stockholder interests.

Compensation Philosophy

The objectives of the executive compensation program are to align executive compensation with business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company’s executive compensation philosophy is based on the principles of competitive and fair compensation and linking executive compensation to sustained performance.

•	Competitive and Fair Compensation

The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company compares its compensation practices with those of similar companies in its industry and sets the Company’s compensation guidelines based on this review. The Joint Compensation and Options Committee believes that compensation for the Company’s executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses and in companies of comparable size and success. The Joint Compensation and Options Committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.

•	Linking Executive Compensation to Sustained Performance

Executive officers are rewarded based upon corporate performance and individual performance. Given the importance of the achievement of certain performance objectives, including progress relating to the Company’s ongoing clinical trials and the relative volatility of the Company’s stock price, the Joint Compensation and Options Committee believes that the most appropriate means of linking executive compensation to performance is to make the payment of incentive awards and the granting of options conditioned upon the achievement of specific and concrete performance milestones, including such factors as meeting budgeted financial targets, meeting specific enrollment and other targets associated with the Company’s MIST clinical trial and CLOSURE I clinical trial, continued innovation in the development of the Company’s technologies and formation of new business alliances and acquisitions. Individual performance is evaluated by reviewing the attainment of specified individual performance objectives.

In evaluating each executive’s performance, the Joint Compensation and Options Committee generally:

•	sets Company and individual goals and objectives at the beginning of the year;

•	evaluates and communicates the Company’s assessment of the executive’s performance and contributions to the Company; and

•	reviews base salary levels and determines cash bonuses and stock compensation awards based on the foregoing taking into account the comparative compensation practices of other companies in its industry.

Components of Executive Compensation

Annual compensation for the Company’s executives generally consists of three elements—base salary, annual cash bonuses and merit-based stock incentives.

Base salaries of the Company’s executives are generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the particular executive. Payment of bonus awards is based on the Company’s financial performance as well as on individual performance measured against targeted performance and various additional performance criteria.

Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program, which is currently administered by the Joint Compensation and Options Committee, is designed to align the long-term interests of the Company’s employees and its stockholders and to assist in the retention of executives. The size of option grants is generally intended to reflect the executive’s position with the Company and his or her contributions to the Company, including his or her success in achieving the individual performance criteria described above. Options generally vest over a four-year period in order to encourage the retention of key employees. When granting stock options, the Company has fixed the exercise price of such options at 100% of the fair market value of the Common Stock on the date of grant. During 2005, all current executive officers were granted options to purchase an aggregate of 44,000 shares of Common Stock, at a weighted average exercise price of $12.13 per share.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Joint Compensation and Options Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Joint Compensation and Options Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Mr. Ahern’s 2005 Compensation

Mr. Ahern became the President, Chief Executive Officer and Chairman of the Board on September 21, 2000. Pursuant to the terms of Mr. Ahern’s amended and restated employment agreement, the Company paid Mr. Ahern a base salary of $350,000 during each of 2003, 2004 and 2005. In connection with bonus payments or other awards to Mr. Ahern, the Board established certain targets for 2005 to be measured against actual performance at year-end. In addition to a subjective assessment of the Company’s overall performance at year-end, the Board established certain specific performance targets relating to:

•	CardioSEAL® and STARFlex® product sales;

•	profitability of the Company; and

•	clinical trial patient enrollment.

After reviewing the Company’s actual year-end results against these targets, the Joint Compensation and Options Committee determined that Mr. Ahern had met all of the targets established for 2005 and met some but not all of the targets in 2004 and 2003. Accordingly, the Joint Compensation and Options Committee authorized the Company to pay Mr. Ahern a maximum cash bonus of $150,000 for 2005 (compared to partial payments of $52,500 in 2004 and $90,000 in 2003).

On December 13, 2005, the Board, upon recommendation by the Joint Compensation and Options Committee, voted to approve a second amended and restated employment agreement pursuant to which Mr. Ahern’s term as President, Chief Executive Officer and Chairman of the Board was extended to December 31, 2007. The second amended and restated employment agreement provides Mr. Ahern with an annual salary of $400,000 per year and the potential to earn an annual cash bonus of up to $150,000 for performance in the preceding year. Under the second amended and restated employment agreement, during each of fiscal years 2006 and 2007, Mr. Ahern will be entitled to one or more grants of a stock option to purchase up to an aggregate of 100,000 shares of the Company’s Common Stock for each of such fiscal years upon the satisfaction of certain objectives set forth in such agreement. In addition, under the second amended and restated employment agreement, if Mr. Ahern is terminated from the Company in the event of a change of control of the Company, his stock options shall become immediately exercisable. In the event that Mr. Ahern is involuntarily terminated from the Company without cause, he will be entitled to receive his base salary for a period of twelve months from the termination date. Finally, in order to reward Mr. Ahern if there is a liquidity event for the Company’s stockholders, the second amended and restated employment agreement also provides for a cash payment to Mr. Ahern in the event of a change of control of the Company as defined therein. Such cash payment is equal to a percentage ranging from 1% to 4.2% of the total deal consideration paid by an acquirer in a transaction constituting a change of control of the Company. The percentage paid to Mr. Ahern will vary based on the amount of the total deal consideration. Mr. Ahern did not participate in the Board’s consideration of his salary and bonus.

At this year’s annual meeting, the Company is seeking stockholder approval for amendments to its 2001 Stock Incentive Plan, along with amendments to its 1996 Stock Option Plan for Non-Employee Directors and 2001 Employee Stock Purchase Plan, increasing the number of awards issuable or shares of Common Stock purchasable under such plans. The Joint Compensation and Options Committee believes that the number of awards issuable or shares purchasable under such plans is a critical element of the Company’s overall compensation program and that such number, when viewed as a percentage of the Company’s fully diluted capitalization, is within the range of equity compensation offered by comparable companies. If each of the proposed amendments is adopted, approximately 18% of the Company’s fully diluted capitalization will be held by employees, officers and directors of the Company (assuming the total number of available awards were granted), and the Joint Compensation and Options Committee views this level of equity participation as customary and appropriate.

Joint Compensation and Options Committee

Francis J. Martin, Chair

Cheryl L. Clarkson

Daniel F. Hanley, M.D.

Stock Performance Graph

The following graph compares the cumulative total stockholder return on the Common Stock from December 31, 2000 (the last trading day before the beginning of the Company’s fifth preceding fiscal year) through December 31, 2005 with the cumulative total return during this period of (i) The NASDAQ Stock Market—U.S. Index and (ii) The S&P Health Care Equipment Index. This graph assumes the investment of $100 on December 31, 2000 in the Common Stock and in each of the indices listed above, and assumes dividends are reinvested.

CUMULATIVE TOTAL RETURN

	12/2000	12/2001	12/2002	12/2003	12/2004	12/2005
NMT Medical, Inc.	$100.00	$730.78	$262.04	$389.17	$424.63	$1,388.05

NASDAQ Stock Market-U.S. Index	$100.00	$ 70.75	$ 51.08	$ 76.82	$ 85.44	$96.38

S&P Health Care Equipment Index	$100.00	$ 94.93	$ 82.91	$109.49	$123.31	$123.38

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2005 and has discussed these financial statements with the Company’s management and the Company’s independent registered public accounting firm, Ernst & Young. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Ernst & Young is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards 61 Communication with Audit Committees, as currently in effect, and Public Company Accounting Oversight Board Auditing Standard No. 2 An Audit of Internal Control over Financial Reporting Performed in Conjunction with an Audit of Financial Statements. The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit and met with the independent auditors to discuss the results of their examination and their evaluation of the Company’s internal controls, including internal controls over financial reporting.

Ernst & Young also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with Ernst & Young its independence from the Company.

Based on its discussions with management and Ernst & Young, and its review of the representations and information provided by management and Ernst & Young, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Audit Committee

Harry A. Schult, Chair

Cheryl L. Clarkson

Francis J. Martin

Independent Registered Public Accounting Firm

Audit Fees

The following table summarizes the fees that Ernst & Young billed to the Company for each of the last two fiscal years for audit fees and other services.

Fee Category	Fiscal Year 2005	Fiscal Year 2004
Audit Fees(1)	$190,000	$181,000
Audit Related Fees(2)	145,000	5,000
Tax Fees(3)	116,000	104,000
All Other Fees(4)	—	—

Total Fees	$451,000	$290,000

(1)	Audit fees consist of fees for the audit of the Company’s financial statements, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company’s financial statements, which are not reported under “Audit Fees.” These services related to accounting consultations with respect to the Sarbanes-Oxley Act of 2002. None of the audit related fees billed in 2005 and 2004 related to services provided under the de minimis exception to the Audit Committee pre-approval requirements.
(3)	Tax fees consist of tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of U.S. federal income tax returns, preparation of state income and franchise tax returns, preparation of European subsidiary returns, consultation on state sales tax compliance issues and European VAT compliance, accounted for $116,000 of the total tax fees billed in 2005 and $104,000 of the total tax fees billed in 2004. None of the tax fees billed in 2005 and 2004 were provided under the de minimis exception to the Audit Committee pre-approval requirements.
(4)	There were no other fees incurred in either 2005 or 2004.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

PROPOSAL 2—APPROVAL OF AMENDMENT TO 2001 STOCK INCENTIVE PLAN

On March 2, 2006, the Board adopted resolutions, subject to stockholder approval, approving an amendment (the “Stock Incentive Plan Amendment”) to the Company’s 2001 Stock Incentive Plan, as previously amended (the “Stock Incentive Plan”), to increase the number of shares of the Company’s Common Stock authorized for issuance thereunder from 1,100,000 shares to 1,500,000 shares.

On March 31, 2006, 213,799 shares remained available for issuance under the Stock Incentive Plan. The Stock Incentive Plan was adopted to supplement the Company’s 1996 Stock Option Plan, as amended, and 1998 Stock Incentive Plan (collectively, the “Prior Plans”). As of March 31, 2006, an aggregate of 6,524 shares were available for grant under the Prior Plans.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel, consultants and advisors. The Board believes that the issuance of stock options is a key element underlying the Company’s ability to attract, retain and motivate key personnel, consultants and advisors, and better aligns the interests of such persons with those of the Company’s stockholders. Therefore, the Board believes that the approval of the Stock Incentive Plan Amendment is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

Description of the Stock Incentive Plan

The following is a brief summary of the Stock Incentive Plan. The following summary is qualified in its entirety by reference to the Stock Incentive Plan, a copy of which, as proposed to be amended, is attached to the electronic copy of this proxy statement filed with the Commission and may be accessed from the Commission’s home page (www.sec.gov). In addition, a copy of the Stock Incentive Plan may be obtained from the Secretary of the Company.

Types of Awards

The Stock Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, and restricted stock awards (collectively, “Awards”).

Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The Stock Incentive Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of the Company and its present and future corporate subsidiaries are eligible to be granted Awards under the Stock Incentive Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its present and future corporate subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the Stock Incentive Plan may not exceed 200,000 shares per calendar year.

Plan Benefits

As of March 31, 2006, approximately 108 persons were eligible to receive Awards under the Stock Incentive Plan, including the Company’s two executive officers and five non-employee directors.

On March 31, 2006, the last reported sale price of the Company Common Stock on The NASDAQ National Market was $16.18.

Administration

The Stock Incentive Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Stock Incentive Plan and to interpret the provisions of the Stock Incentive Plan. Pursuant to the terms of the Stock Incentive Plan, the Board may delegate authority under the Stock Incentive Plan to one or more committees or subcommittees of the Board. The Board has authorized the Joint Compensation and Options Committee to administer certain aspects of the Stock Incentive Plan, including the granting of options to executive officers.

Subject to any applicable limitations contained in the Stock Incentive Plan, the Board, the Joint Compensation and Options Committee, or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines:

•	the number of shares of Common Stock covered by options and the dates upon which such options become exercisable,

•	the exercise price of options,

•	the duration of options, and

•	the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

The Board is required to make appropriate adjustments in connection with the Stock Incentive Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization if it determines, in good faith, that such an adjustment is necessary. The Stock Incentive Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as:

•	any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, or

•	any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board will either provide that all then unexercised options will become fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the Stock Incentive Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination

No Award may be made under the Stock Incentive Plan after April 25, 2011, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the Stock Incentive Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Stock Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards are exempt from, or comply with, Section 409A of the Code relating to nonqualified deferred compensation.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 3—APPROVAL OF AMENDMENT TO

2001 EMPLOYEE STOCK PURCHASE PLAN

On March 2, 2006, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment (the “ESPP Amendment”) to the Company’s 2001 Employee Stock Purchase Plan (the “ESPP”), to increase the number of shares of Common Stock authorized for issuance thereunder from 275,000 shares to 425,000 shares.

The Employee Stock Purchase Plan permits eligible employees to purchase common stock at a discount from fair market value through payroll deductions. On March 31, 2006, 4,180 shares remained available for issuance under the ESPP. The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The Board of Directors believes that the granting of awards under the ESPP is a key element underlying the Company’s ability to attract, retain and motivate key personnel, and better aligns the interests of such personnel with those of the Company’s stockholders. Therefore, the Board of Directors believes that the approval of the ESPP Amendment is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

Summary of the ESPP

The following is a brief summary of the ESPP. The following summary is qualified in its entirety by reference to the ESPP, a copy of which, as proposed to be amended, is attached to the electronic copy of this Proxy Statement filed with the Commission and may be accessed from the Commission’s home page (www.sec.gov). In addition, a copy of the ESPP may be obtained from the Secretary of the Company.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The Board of Directors or a committee appointed by the Board of Directors (the “Committee”) administers the ESPP. The Board of Directors or the Committee has authority to make rules and regulations for the administration of the ESPP and its interpretation and decisions regarding the ESPP are final and conclusive. Subject to the provisions of the ESPP, the Board of Directors may amend or terminate the ESPP at any time.

All of the Company’s employees, including directors who are also employees and the employees of any subsidiaries of the Company designated by the Board of Directors or the Committee (“Designated Subsidiary”) are eligible to participate in the ESPP, provided that they are customarily employed by the Company or Designated Subsidiary for more than 20 hours per week and more than five months in a calendar year, have been employed by the Company or a Designated Subsidiary for at least three months, and are employees of the Company or Designated Subsidiary on the first day of the Plan Period (as defined below). Employees who would own immediately after the grant 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate in the ESPP. As of March 31, 2006, approximately 90 of the Company’s employees were eligible to participate in the ESPP.

The Company makes offerings to eligible employees to purchase stock under the ESPP. Offerings begin April 1st and/or October 1st, or the first business day thereafter (the “Commencement Date”), and commence a six-month period (a “Plan Period”), during which payroll deductions are made and held for the purchase of Common Stock on the last business day of the Plan Period (the “Exercise Date”). The Board of Directors or the Committee may, in its discretion, choose a different Plan Period of 12 months or less for subsequent offerings. Notwithstanding anything to the contrary, the next Plan Period following the Plan Period ended on March 31, 2006 will begin on April 1, 2006 and end on September 30, 2006.

An eligible employee may participate in the offering by completing and forwarding a payroll deduction authorization form to the Company’s payroll office, authorizing the Company to deduct from his or her regular pay a dollar amount not to exceed 12% of such pay during the Plan Period. Unless the employee files a new form or withdraws from the Plan, his or her deductions will continue at the same rate for future offerings as long as the ESPP remains in effect. No employee may be granted an option under the ESPP that permits him or her to accrue rights to purchase stock under this plan (and other such plans of the Company and its subsidiaries) at a rate that exceeds $25,000 of the fair market value of the Company’s stock (based on the fair market value of such stock on the Commencement Date of the Plan Period) in any calendar year in which such option is outstanding at any time.

An employee may decrease or discontinue, but may not increase, the payroll deduction one time during any Plan Period. If an employee discontinues his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date. An employee may, during a Plan Period, withdraw all of the employee’s balance accumulated in his or her payroll deduction account. Partial withdrawals are not permitted. If an employee withdraws all of such balance, then he or she may not participate again during the remainder of the Plan Period.

On the Commencement Date, the Company grants each eligible employee who is then a participant in the ESPP an option to purchase on the Exercise Date, at the Option Price (defined below), the largest number of whole shares of Common Stock of the Company that does not exceed the number determined by multiplying $2,083 by the number of full months in the Plan Period and dividing the result by the closing price on the Commencement Date of such Plan Period. Under the terms of the ESPP, the purchase price of each share is an amount equal to 85% of the closing price of the Common Stock on either the first business day of the Plan Period or the Exercise Date, whichever is less (the “Option Price”). The closing price is the closing price per share on The NASDAQ National Market, the closing price on any national securities exchange on which the Common Stock is listed, or the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales were made on that day, the price is the reported price for the preceding day on which sales were made.

On the Exercise Date, each employee who continues to be a participant in the ESPP is deemed to have exercised the option, at the Option Price, to the extent of accumulated payroll deductions. Any balance remaining in the employee’s payroll deduction account at the end of the Plan Period is automatically refunded to the employee, except that any balance that is less than the purchase price of one share of Common Stock will carry over to the payroll deduction account for the next Plan Period, unless the employee decides not to participate in the next Plan Period, in which case it will be refunded. In the event of such employee’s death, the refund is paid to the employee’s designated beneficiary, the executor or administrator of such employee’s estate, or, in the absence of a designated beneficiary, executor or administrator, to such other persons as the Company may designate.

In the event of a subdivision of outstanding shares of Common Stock or payment of a dividend in Common Stock, the Board of Directors is required to make appropriate adjustments to the number of shares approved for the ESPP and the limitations on purchase of shares, as well as other adjustments that the Board of Directors or Committee deems equitable. In the event of a merger or consolidation in which the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% of the voting power of the capital stock of the surviving corporation (“Continuity of Control”), each participant holding an outstanding option under the ESPP will be entitled to receive, at the end of the Plan Period, the equivalent number of securities or property which holders of the Common Stock were entitled to receive upon consummation of such merger or consolidation. In the event of a merger or consolidation of the Company not involving a Continuity of Control, the Board of Directors may

•	provide that participants will receive such stock or securities as holders of shares of the Company Common Stock received pursuant to the terms of the transaction;

•	cancel all outstanding options under the ESPP and refund all payroll deductions prior to the effective date of such transaction; or

•	cancel all outstanding options under the ESPP as of the effective date of such transaction, provided that notice of the cancellation is given to all participants and participants have the right to exercise any outstanding option as of a date, at least ten days prior to the effective date of such transaction, determined by the Board of Directors.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of Common Stock acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants. A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

A participant may have both compensation income and capital gain income if the participant sells stock that was acquired under the ESPP at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit.

Any excess profit will be long-term capital gain.

If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 4—APPROVAL OF AMENDMENT TO

1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

On March 2, 2006, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment (the “Directors Plan Amendment”) to the Company’s 1996 Stock Option Plan for Non-Employee Directors, as amended (the “Directors Plan”), to increase the number of shares of Common Stock authorized for issuance thereunder from 325,000 shares to 575,000 shares.

On March 31, 2006, 46,000 shares remained available for issuance under the Directors Plan, approximately 39,000 of which will be awarded to directors in connection with the Annual Meeting. The Board of Directors believes that it is beneficial to the Company to encourage ownership in the Company by non-employee directors of the Company and to provide them with a further incentive to remain directors of the Company. Therefore, the Board of Directors believes that the approval of the Directors Plan Amendment is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

Summary of the Directors Plan

The following is a brief summary of the Directors Plan. The following summary is qualified in its entirety by reference to the Directors Plan, a copy of which, as proposed to be amended, is attached to the electronic copy of this Proxy Statement filed with the Commission and may be accessed from the Commission’s home page (www.sec.gov). In addition, a copy of the Directors Plan may be obtained from the Secretary of the Company.

The Board of Directors administers the Directors Plan. The Board of Directors has no discretion with respect to the selection of Directors to receive options, the number of shares subject to any such options, the purchase price thereunder, or the timing of grants of options under the Directors Plan. However, the Board of Directors resolves all questions concerning interpretation of the Directors Plan or any options granted thereunder.

Members of the Company’s Board who are not employees of the Company or its affiliates, who do not otherwise receive compensation from the Company or its affiliates (other than compensation received solely for services rendered as a director of the Company) and who have not, within one year immediately preceding the determination of such director’s eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates, are eligible to receive grants of options under the Directors Plan.

Upon his or her initial election to the Board of Directors, each eligible director is entitled to receive an option to purchase 20,000 shares of Common Stock under the Directors Plan. The options granted are subject to vesting in equal monthly installments over a period of three years commencing with the date of the election or appointment of such director. In addition, immediately following each annual stockholders meeting, each eligible director, other than an eligible director first elected to the Board of Directors within the 12 months immediately preceding and including such meeting, is granted an option to purchase 5,000 shares of Common Stock as of the date of such meeting, except for the Lead Director, who is granted an option to purchase 7,000 shares of Common Stock. In addition, immediately following each annual stockholders meeting, each eligible director who served as a member of a committee of the Board of Directors during the preceding fiscal year is also granted an additional option to purchase (i) 2,000 shares of Common Stock if such director served as a chairperson of such committee or (ii) 1,000 shares of Common Stock if such director did not serve as a chairperson of such committee. The foregoing types of grants made in connection with an annual meeting of stockholders are fully vested six months after the date of grant.

All options granted under the Directors Plan are non-statutory stock options not intended to qualify under Section 422 of the Code. Each option granted under the Directors Plan is evidenced by an agreement with the Company which contains terms and provisions consistent with the Directors Plan. The purchase price per share upon the exercise of each option granted under the Directors Plan is the fair market value per share on the date the option is granted, which equals the closing sales price as reported on The NASDAQ National Market on the date of grant, or, if the shares did not trade on that date, the closing sales price on the first date prior thereto on which the shares were so traded. The closing sales price of the Common Stock on March 31, 2006 was $16.18, as reported on The NASDAQ National Market.

Upon termination of the service of a non-employee director for any reason, all outstanding options which have become vested as of the date of termination will be exercisable in whole or in part for one year from the date of termination, provided that in no event may the options be exercised beyond ten years from the date of grant. Participants generally may not transfer options under the Directors Plan, except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

The Board of Directors is required to make appropriate adjustments in connection with the Directors Plan and any outstanding grants to reflect stock dividends, stock splits, subdivisions, or combinations of the shares or other change in corporate structure affecting the shares. Subject to the provisions of the Directors Plan, the Board of Directors may amend the Directors Plan. The Directors Plan will terminate in June 2006. The amendment or termination of the Directors Plan may not, without the consent of the option holder, alter or impair any rights or obligations under any option previously granted under the Directors Plan.

As of March 31, 2006, the Company had five non-employee directors who were eligible to participate in the Directors Plan. From the initial adoption of the Directors Plan through March 31, 2006, options to purchase an aggregate of 43,000 shares had been granted to Ms. Clarkson; 32,000 shares had been granted to Mr. Hanley; 31,000 shares had been granted to Dr. Lock; 47,000 shares had been granted to Mr. Martin; and 40,000 shares had been granted to Mr. Schult. During the year ended December 31, 2005, the Company granted the following options under the Directors Plan:

On June 21, 2005, the date of the Company’s 2005 Annual Meeting of Stockholders, options to purchase 10,000 shares of Common Stock at an exercise price of $9.49 per share were granted to Ms. Clarkson, options to purchase 9,000 shares of Common Stock at an exercise price of $9.49 per share were granted to Mr. Martin, options to purchase 5,000 shares of Common Stock at an exercise price of $9.49 per share were granted to Dr. Lock, options to purchase 6,000 shares of Common Stock at an exercise price of $9.49 per share were granted to Dr. Hanley and options to purchase 8,000 shares of Common Stock at an exercise price of $9.49 per share were granted to Mr. Schult.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Directors Plan and with respect to the sale of Common Stock acquired under the Directors Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these tax laws could alter the tax consequences described below. This summary assumes that all awards are exempt from, or comply with, Section 409A of the Code relating to nonqualified deferred compensation.

Tax Consequences to Directors

A director generally will not have income upon the grant of an option under the Director Plan. Nevertheless, a director generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the “Option Stock”) on the exercise date over the exercise price.

Upon selling Option Stock, a director generally will recognize capital gain or loss in an amount equal to the difference between the sale proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be a long-term capital gain or loss if the director has held the Option Stock for more than one year before the date of the sale and will be a short-term capital gain or loss if the director has held the Option Stock for a shorter period.

Tax Consequences to the Company

The grant of an option under the Directors Plan will have no tax consequences to the Company. The Company generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a director under the Directors Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 5—RATIFICATION OF THE SELECTION

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of Ernst & Young as the Company’s independent registered public accounting firm for the current year. Ernst & Young served as the Company’s independent registered public accounting firm for the year ended December 31, 2005. Although stockholder approval of the Board’s selection of Ernst & Young is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved, the Board may reconsider its selection.

A representative from Ernst & Young is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions from stockholders.

The Board unanimously recommends a vote in favor of the ratification of this selection.

OTHER MATTERS

Matters to be Considered at the Meeting

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, e-mail and personal interviews. The Company will also request that brokerage houses, custodians, nominees and fiduciaries all forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting such proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625, (617) 737-0930. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

Stockholder Proposals for 2007 Annual Meeting

Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company at its principal offices, 27 Wormwood Street, Boston, Massachusetts 02210-1625 no later than January 15, 2007 in order to be considered for inclusion in the proxy statement for that meeting.

If a stockholder of the Company wishes to present a proposal before the 2007 Annual Meeting of Stockholders but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 30, 2007. If a stockholder fails to provide timely notice of a proposal to be presented at the 2006 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

Electronic Voting

If you own your shares of Common Stock of record, you may vote your shares over the Internet at www.voteproxy.com or telephonically by calling 1-800-PROXIES (1-800-776-9437) and by following the instructions on the enclosed proxy card. Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 14, 2006.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this proxy statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

By Order of the Board of Directors,

Richard E. Davis, Secretary

April 27, 2006

THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE). PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN IF YOU HAVE SENT IN YOUR PROXIES.

Appendix A

NMT MEDICAL, INC.

2001 STOCK INCENTIVE PLAN

1.    Purpose

The purpose of this 2001 Stock Incentive Plan (the “Plan”) of NMT Medical, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the “Board”).

2.    Eligibility

All of the Company’s employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3.    Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.    Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 500,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”).

5.    Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

(4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.    Restricted Stock.

(a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7.    Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

(b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

(c) Reorganization Events

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common

Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.    Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

(e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on April 26, 2001.

Approved by the Stockholders of June 7, 2001.

NMT MEDICAL, INC.

Amendment No. 1

to

2001 Stock Incentive Plan

The 2001 Stock Incentive Plan (the “Plan”) of NMT Medical, Inc. (the “Company”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment under Section 7, Awards may be made under the Plan for up to 700,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”).”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on February 20, 2003.

Approved by the Stockholders on June 18, 2003.

NMT MEDICAL, INC.

Amendment No. 2

to

2001 Stock Incentive Plan, as amended

The 2001 Stock Incentive Plan, as amended (the “Plan”), of NMT Medical, Inc. (the “Company”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment under Section 7, Awards may be made under the Plan for up to 1,100,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”).”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on March 11, 2004.

Approved by the Stockholders on June 22, 2004.

NMT MEDICAL, INC.

Amendment No. 3

to

2001 Stock Incentive Plan, as amended

The 2001 Stock Incentive Plan, as amended (the “Plan”), of NMT Medical, Inc. (the “Company”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment under Section 7, Awards may be made under the Plan for up to 1,500,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”).”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on March 2, 2006.

Approved by the Stockholders on                               .

Appendix B

NMT MEDICAL, INC.

2001 EMPLOYEE STOCK PURCHASE PLAN

April 26, 2001

The purpose of this Plan is to provide eligible employees of NMT Medical, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $.001 par value (the “Common Stock”), commencing on June 7, 2001. One hundred and twenty-five thousand (125,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

1.    Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.    Eligibility. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.    Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Offerings will begin each April 1st and October 1st, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six month period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings. Notwithstanding anything to the contrary, the first Plan Period shall begin on the first date following the approval of the Plan by the Company’s Stockholders and shall end on September 30, 2001.

4.    Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least 10 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5.    Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 12% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The minimum payroll deduction is such percentage of compensation as may be established from time to time by the Board or the Committee.

No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6.    Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7.    Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8.    Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9.    Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10.    Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11.    Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12.    Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

13.    Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14.    Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15.    Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16.    Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17.    Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18.    Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19.    Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20.    Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21.    Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22.    Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23.    Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24.    Effective Date and Approval of Shareholders. The Plan shall take effect on June 7, 2001, subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on April 26, 2001

Approved by the stockholders on June 7, 2001

NMT MEDICAL, INC.

Amendment No. 1

to

2001 Employee Stock Purchase Plan

The 2001 Employee Stock Purchase Plan (the “Plan”) of NMT Medical, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first paragraph of the Plan shall be deleted in its entirety and replaced with the following:

“The purpose of this Plan is to provide eligible employees of NMT Medical, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $.001 par value (the “Common Stock”), commencing on June 7, 2001. Two hundred and seventy-five thousand (275,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on February 20, 2003.

Approved by the Stockholders on June 18, 2003.

NMT MEDICAL, INC.

Amendment No. 2

to

2001 Employee Stock Purchase Plan, as Amended

The 2001 Employee Stock Purchase Plan (the “Plan”) of NMT Medical, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

2. The first paragraph of the Plan shall be deleted in its entirety and replaced with the following:

“The purpose of this Plan is to provide eligible employees of NMT Medical, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $.001 par value (the “Common Stock”), commencing on June 7, 2001. Four hundred and twenty-five thousand (425,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on March 2, 2006.

Approved by the Stockholders on                               .

Appendix C

NITINOL MEDICAL TECHNOLOGIES, INC.

1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.	PURPOSE

The purpose of the Nitinol Medical Technologies, Inc. 1996 Stock Option plan for Non-Employee Directors (the “Plan”) is to promote the interests of Nitinol Medical Technologies, Inc. (the “Company”) and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, par value $.001 per share (the “Shares”), of the Company.

2.	ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors (the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. From and after the date that the Company first registers a class of equity securities under Section 12 of the Exchange Act, no director may or sell shares received upon the exercise of an option during the six month period immediately following the grant of the option.

3.	ELIGIBILITY

The class of individuals eligible to receive grants of options under the Plan shall be directors of the Company who are not employees of the Company or its affiliates, who do not otherwise receive compensation from the Company or its affiliates (other than compensation received solely for services rendered as a director of the Company) and who have not, within one year immediately preceding the determination of such director’s eligibility, received any award under any other plan of the Company or its affiliates that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its affiliates (other than any other plan under which participants’ entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934) (“Eligible Directors”). Any holder of an option granted hereunder shall hereinafter be referred to as a “Participant.”

4.	SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 6, an aggregate of 150,000 Shares, as such Shares were constituted on the date of approval of the Plan by the Company’s Board of Directors, shall be available for issuance upon the exercise of options granted under the Plan. The Shares deliverable upon the exercise of options may be made available from authorized but unissued Shares or treasury Shares. If any option granted under the Plan shall terminate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options.

5.	GRANT, TERMS AND CONDITIONS OF OPTIONS

(a) Subject to approval of the Plan by the stockholders of the Company as provided in Section 9 hereof, on the date that a registration statement (the “Registration Statement”) with respect to the Common Stock is declared effective by the Securities Exchange Commission (the “SEC”) each Eligible Director will be granted an option hereunder to purchase 10,000 Shares. The options granted to such Eligible Directors shall be subject to vesting in equal monthly installments over a period of three years commencing with the date of grant; provided, that only whole shares may be issued pursuant to the exercise of any option.

(b) Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 10,000 Shares. Any such options granted to newly elected Eligible Directors shall be subject to vesting in equal monthly installments over a three year period commencing with the date of the election of such Eligible Director to the Board; provided, that only whole shares may be issued pursuant to the exercise of any option.

(c) Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 1996, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 2,500 Shares as of the date of such meeting. The options granted to such Eligible Directors shall be fully vested six months after the date of grant.

(d) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and shall have the following terms and conditions:

(i) PRICE. The purchase price per Share deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of this Plan, Fair Market Value of the options granted pursuant to Section 5(a) hereof shall be deemed to be the initial public offering price per share of Common Stock as set forth in the final Prospectus filed with the SEC in connection with the Registration Statement, and Fair Market Value of all other options shall be the closing sales price as reported on the NASDAQ National Market on the date in question, or, if the Shares shall not have traded on such date, the closing sales price on the first date prior thereto on which the Shares were so traded.

(ii) PAYMENT. Payment of the purchase price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier’s check for the Shares being purchased.

(iii) EXERCISABILITY AND TERM OF OPTIONS. Subject to any vesting requirements, options shall be exercisable in whole or in part at all times during the period beginning on the date of grant until the earlier of ten years from the date of grant and the expiration of the one year period provided in paragraph (iv) below.

(iv) TERMINATION OF SERVICE AS ELIGIBLE DIRECTOR. Upon termination of a participant’s service as a Director for any reason, all outstanding options which have become vested as of the date of termination shall be exercisable in whole or in part for a period of one year from the date upon which the participant ceases to be a Director, provided that in no event shall the options be exercisable beyond the period provided for in paragraph (iii) above.

(v) NONTRANSFERABILITY OF OPTIONS. No option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the participant or by the Participant’s guardian or legal representative. Notwithstanding the foregoing, options may be transferred pursuant to a qualified domestic relations order.

(vi) LISTING AND REGISTRATION. Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

(vii) OPTION AGREEMENT. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6.	ADJUSTMENT OF AND CHANGES IN SHARES

In the event of a stock split, stock dividend, subdivision or combination of the Shares or other change in corporate structure affecting the Shares, the number of Shares authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per Share thereunder.

7.	NO RIGHTS OF STOCKHOLDERS

Neither a Participant nor a Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been issued.

8.	PLAN AMENDMENTS

The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of stockholders of the Company: (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 6, (ii) change the requirement of Section 5(d) that option grants be priced at Fair Market Value, except as permitted by Section 6, (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and/or 5 may not be amended more often than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules under either such statute.

9.	EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date that the Registration Statement is declared effective by the SEC so long as it is approved by the holders of a majority of the Company’s outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

NMT MEDICAL, INC.

Amendment No. 1

to

1996 Stock Option Plan for Non-Employee Directors

The 1996 Stock Option Plan for Non-Employee Directors (the “Plan”) of NMT Medical, Inc., is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in Section 6, an aggregate of 225,000 Shares, as such Shares were constituted on the date of approval of the Plan by the Company’s Board of Directors, shall be available for issuance upon the exercise of options granted under the Plan.”

2. The first sentence of Section 5(b) of the plan shall be deleted in its entirety and replaced with the following:

“Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 15,000 Shares.”

3. The first sentence of Section 5(c) of the Plan shall be deleted in its entirety and replaced with the following:

“Immediately following each Annual Stockholders Meeting, commencing with the meeting following the close of fiscal year 1996, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 5,000 Shares as of the date of such meeting.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on April 26, 2001.

Approved by the Stockholders on June 7, 2001.

NMT MEDICAL, INC.

Amendment No. 2

to

1996 Stock Option Plan for Non-Employee Directors, as Amended

WHEREAS, NMT Medical, Inc. (the “Company”) wishes to recognize the additional time commitments and responsibilities assumed by each member of the Board of Directors who serves on one or more committees of the Board of Directors of the Company, and

WHEREAS, the Board of Directors has adopted, and the Stockholders of the Company have approved, the following amendments:

NOW, THEREFORE, the 1996 Stock Option Plan for Non-Employee Directors, as amended (the “Plan”) of the Company, is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 5(b) of the plan shall be deleted in its entirety and replaced with the following:

“Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an option to purchase 20,000 Shares.”

2. Section 5(c) of the Plan shall be deleted in its entirety and replaced with the following:

“Immediately following each Annual Stockholders Meeting, each Eligible Director, other than an Eligible Director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 5,000 Shares as of the date of such meeting. In addition, also following each Annual Stockholders Meeting, each Eligible Director who served as a member of a committee of the Board during the preceding fiscal year will be granted an additional option to purchase (i) 2,000 Shares if such Eligible Director served as chairperson of such committee or (ii) 1,000 Shares if such Eligible Director did not serve as a chairperson of such committee. The options granted to such Eligible Director shall be fully vested six months after the date of grant.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on March 7, 2002.

Approved by the Stockholders on June 28, 2002.

NMT MEDICAL, INC.

Amendment No. 3

to

1996 Stock Option Plan for Non-Employee Directors, as Amended

The 1996 Stock Option Plan for Non-Employee Directors, as amended (the “Plan”), of NMT Medical, Inc. (the “Company”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in Section 6, an aggregate of 325,000 Shares, as such Shares were constituted on the date of approval of the Plan by the Company’s Board of Directors, shall be available for issuance upon the exercise of options granted under the Plan.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on February 20, 2003.

Approved by the Stockholders on June 18, 2003.

NMT MEDICAL, INC.

Amendment No. 4

to

1996 Stock Option Plan for Non-Employee Directors, as Amended

The 1996 Stock Option Plan for Non-Employee Directors, as amended (the “Plan”), of NMT Medical, Inc. (the “Company”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The first sentence of Section 4 of the Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in Section 6, an aggregate of 575,000 Shares, as such Shares were constituted on the date of approval of the Plan by the Company’s Board of Directors, shall be available for issuance upon the exercise of options granted under the Plan.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on March 2, 2006.

Approved by the Stockholders on                               .

NMT MEDICAL, INC.

ANNUAL MEETING OF STOCKHOLDERS—JUNE 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John E. Ahern and Richard E. Davis, and each of them, with power of substitution and revocation, as Proxies to represent and vote as designated hereon all the shares of stock of NMT MEDICAL, INC. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Thursday, June 15, 2006 at 1:00 p.m., Boston, Massachusetts time, and at any adjournment thereof.

UNLESS VOTING YOUR SHARES OVER THE INTERNET OR BY TELEPHONE, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS:

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PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR -

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

-OR -

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date.

ANNUAL MEETING OF STOCKHOLDERS

NMT MEDICAL, INC.

June 15, 2006

Please date, sign and mail your

proxy card back as soon as possible.

Please detach and mail in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.    ☒

PROPOSAL 1—Election of Directors:

NOMINEES
☐ FOR ALL NOMINEES	O John E. Ahern
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Cheryl L. Clarkson
☐ FOR ALL EXCEPT (See instructions below)	O Daniel F. Hanley, M.D.
O James E. Lock, M.D.
O Francis J. Martin
O Harry A. Schult

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

	FOR	AGAINST	ABSTAIN
PROPOSAL 2—

To approve an amendment to the Company’s 2001 Stock Incentive Plan, as previously amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,100,000 shares to 1,500,000 shares.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 3—

To approve an amendment to the Company’s 2001 Employee Stock Purchase Plan, as previously amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 275,000 shares to 425,000 shares.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 4—

To approve an amendment to the Company’s 1996 Stock Option Plan for Non-Employee Directors, as previously amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 325,000 shares to 575,000 shares.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 5—
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.	☐	☐	☐

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, 4 and 5.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature Of Stockholder                                                                                                        Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.